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                                                                      EXHIBIT 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility of
                      a trustee Pursuant to Section 305(b)

                         BANK OF MONTREAL TRUST COMPANY
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                   New York                                  13-4941093
(JURISDICTION OF INCORPORATION OR ORGANIZATION            (I.R.S. EMPLOYER
         IF NOT A U.S. NATIONAL BANK)                    IDENTIFICATION NO.)

               Wall Street Plaza
               88 Pine Street
              New York, New York                                 10005
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                                Wall Street Plaza
                    88 Pine Street, New York, New York 10005
                                 (212) 701-7602
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                      ------------------------------------

                            SPLITROCK SERVICES, INC.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

               Delaware                                      76-0529757
    (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

                         8665 New Trails Drive, Ste. 200
                           The Woodlands, Texas 77381

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                          11 3/4% Senior Notes due 2008
                       (TITLE OF THE INDENTURE SECURITIES)



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                                      - 2 -


ITEM 1.           GENERAL INFORMATION.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                               Federal Reserve Bank of New York
                               33 Liberty Street, New York N.Y. 10045

                               State of New York Banking Department
                               2 Rector Street, New York, N.Y. 10006

         (b)      Whether it is authorized to exercise corporate trust powers.

                        The Trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                        The obligor is not an affiliate of the trustee.

ITEM 16.          LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit  1 - Copy of Organization Certificate of Bank of Montreal Trust
                      Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

         Exhibit  4 - Copy of the existing By-Laws of Bank of Montreal Trust
                      Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

         Exhibit  6 - The consent of the Trustee required by Section 321(b)
                      of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration
                      No. 33-46118.

         Exhibit  7 - A copy of the latest report of condition of Bank of
                      Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 6th day of August, 1998.

                                    BANK OF MONTREAL TRUST COMPANY



                                    By: /s/ AMY S. ROBERTS
                                       ------------------------------------
                                            Amy S. Roberts
                                            Vice President

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                                                                      EXHIBIT 25

EXHIBIT "D"

                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK

                        ---------------------------------

 ASSETS

 Due From Banks                                            $       528,979
                                                           ---------------

 Investment Securities:
          State & Municipal                                     17,085,290
          Other                                                        100
                                                           ---------------
                   TOTAL SECURITIES                             17,085,390

 Loans and Advances
          Federal Funds Sold                                     4,400,000
          Overdrafts                                                10,000
                                                           ---------------
                   TOTAL LOANS AND ADVANCES                     4 ,410,000
                                                           ---------------

 Investment in Harris Trust, NY                                  8,509,571
 Premises and Equipment                                            288,644
 Other Assets                                                    2,965,076
                                                           ---------------
                                                                11,763,291
                                                           ---------------

                   TOTAL ASSETS                            $    33,787,660
                                                           ===============

 LIABILITIES

 Trust Deposits                                            $     8,680,937
 Other Liabilities                                                 824,388
                                                           ---------------
                   TOTAL LIABILITIES                             9,505,325
                                                           ---------------

 CAPITAL ACCOUNTS

 Capital Stock, Authorized, Issued and
          Fully Paid - 10,000 Shares of $100 Each                1,000,000
 Surplus                                                         4,222,188
 Retained Earnings                                              19,048,815
 Equity - Municipal Gain/Loss                                       11,332
                                                           ---------------
                   TOTAL CAPITAL ACCOUNTS                       24,282,335
                                                           ---------------

                   TOTAL LIABILITIES
                   AND CAPITAL ACCOUNTS                    $    33,787,660
                                                           ===============

         I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                            Mark F. McLaughlin
                            December 31, 1997

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                            Sanjiv Tandon
                            Kevin O. Healy
                            Steven R. Rothbloom